UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: Blue Earth, Inc.

Case No. 16-30296-DM

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: April 2016 *   **PETITION DATE:** March 21, 2016

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in $1

		End of Current Month	End of Prior Month	As of Petition Filing
2.	**Asset and Liability Structure**			
	a. Current Assets	$1,811		
	b. Total Assets	$9,566,468		$51,568,171
	c. Current Liabilities	$1,052,052		$0
	d. Total Liabilities	$28,477,196		$27,071,836
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
3.	**Statement of Cash Receipts & Disbursements for Month**			
	a. Total Receipts	$1,025,770		$1,025,770
	b. Total Disbursements	$1,023,960		$1,023,960
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$1,811	$0	$1,811
	d. Cash Balance Beginning of Month	$0		$0
	e. Cash Balance End of Month (c + d)	$1,811	$0	$1,811
		Current Month	**Prior Month**	**Cumulative (Case to Date)**
4.	**Profit/(Loss) from the Statement of Operations**	($1,051,013)		($1,051,013)
5.	**Account Receivables (Pre and Post Petition)**	$0		
6.	**Post-Petition Liabilities**	$1,052,052		
7.	**Past Due Post-Petition Account Payables (over 30 days)**	$0		

	At the end of this reporting month:	**Yes**	**No**
8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)	X - See Exhibit 1	
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	X - See Exhibit 1	
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?	X	
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)		X
12.	Is the estate insured for replacement cost of assets and for general liability?	X	
13.	Are a plan and disclosure statement on file?		X
14.	Was there any post-petition borrowing during this reporting period?	X	

15. Check if paid: Post-petition taxes X ; U.S. Trustee Quarterly Fees X ; Check if filing is current for: Post-petition tax reporting and tax returns: X .
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 5/20/16

Responsible Individual

* Includes from Filing Date through April 30, 2016

Note 1 - See Exhibit 1

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended April 2016 *

Current Month Actual	Current Month Forecast	Current Month Variance		Cumulative (Case to Date)	Next Month Forecast
			Revenues:		
			1 Gross Sales	$0	
			2 less: Sales Returns & Allowances	$0	
$0			3 Net Sales	$0	
$0			4 less: Cost of Goods Sold (Schedule 'B')	$0	
$0			5 Gross Profit	$0	
			6 Interest	$0	
$83			7 Other Income:	$83	
			8	$0	
			9	$0	
$83			10 **Total Revenues**	$83	
			Expenses:		
			11 Compensation to Owner(s)/Officer(s)	$0	
			12 Salaries	$0	
			13 Commissions	$0	
$11,361			14 Contract Labor	$11,361	$30,000
			Rent/Lease:		
			15 Personal Property	$0	
$15,565			16 Real Property	$15,565	$30,000
$0			17 Insurance	$0	$80,000
			18 Management Fees	$0	
			19 Depreciation	$0	
			Taxes:		
			20 Employer Payroll Taxes	$0	
			21 Real Property Taxes	$0	
			22 Other Taxes	$0	
			23 Other Selling	$0	
$5,282			24 Other Administrative	$5,282	$76,000
$28,828			25 Interest	$28,828	$29,000
$1,051			26 Other Expenses:	$1,051	$27,000
$981,014			27 Transfers to Blue Earth Tech for payroll	$981,014	$699,000
			28 and professional fees (Exhbit 1)		
$7,346			29 Employee Expense Reports	$7,346	$24,000
			30		
			31		
			32		
			33		
			34		
$1,050,446			35 **Total Expenses**	$1,050,446	$995,000
($1,050,363)			36 **Subtotal**	($1,050,363)	($995,000)
			Reorganization Items:		
$0			37 Professional Fees	$0	$0
			38 Provisions for Rejected Executory Contracts	$0	
			39 Interest Earned on Accumulated Cash from	$0	
			Resulting Chp 11 Case	$0	
			40 Gain or (Loss) from Sale of Equipment	$0	
($650)			41 U.S. Trustee Quarterly Fees	($650)	$0
$0			42	$0	
($650)			43 **Total Reorganization Items**	($650)	$0
($1,051,013)			44 **Net Profit (Loss) Before Federal & State Taxes**	($1,051,013)	($995,000)
			45 Federal & State Income Taxes		
($1,051,013)			46 **Net Profit (Loss)**	($1,051,013)	($995,000)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Revised 1/1/98

BALANCE SHEET
(General Business Case)

For the Month Ended April 2016 *

Line	Item	From Schedules	Market Value
	Assets		
	Current Assets		
1	Cash and cash equivalents - unrestricted		$1,811
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)	A	-
4	Inventory	B	-
5	Prepaid expenses		
6	Professional retainers		
7	Other:		
8			
9	**Total Current Assets**		1,811
	Property and Equipment (Market Value)		
10	Real property	C	-
11	Machinery and equipment	D	-
12	Furniture and fixtures (Estimated as of Filing Date)	D	15,000
13	Office equipment	D	-
14	Leasehold improvements	D	-
15	Vehicles	D	-
16	Other:	D	
17	Deposits	D	16,838
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		31,838
	Other Assets		
22	Loans to shareholders		
23	Loans to affiliates		
24	Notes Receivable		165,377
25	Investment Blue Earth CHP, Inc. (Brooks and Sumter)		2,750,000
26	Investment in EnSite, Inc.		4,860,000
27	Investment in Blue Earth Solar and Generator		1,757,442
28	**Total Other Assets**		9,532,819
29	**Total Assets**		$9,566,468

NOTE:

Investment in Blue Earth CHP and EnSite based on appraisals.
Investment in Blue Earth Solar, Inc. \ and Blue Earth Generator, Inc. based on estimated net recoverable amount.

Liabilities and Equity

(General Business Case)

April 2016 *

Liabilities From Schedules

Post-Petition

Current Liabilities

30	Salaries and wages		
31	Payroll taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		
36	Accounts payable (trade)	A	$1,051
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other:		
42	Debtor In Possession Facility		1,051,001
43			
44	**Total Current Liabilities**		1,052,052
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		1,052,052
	Pre-Petition Liabilities (allowed amount)		
47	Secured claims	F	22,663,435
48	Priority unsecured claims	F	30,944
49	General unsecured claims	F	4,730,765
50	**Total Pre-Petition Liabilities**		27,425,144
51	**Total Liabilities**		28,477,196
	Equity (Deficit)		
52	Retained Earnings/(Deficit) at time of filing		(17,859,715)
53	Capital Stock		
54	Additional paid-in capital		
55	Cumulative profit/(loss) since filing of case		(1,051,013)
56	Post-petition contributions/(distributions) or (draws)		
57			
58	Market value adjustment		
59	**Total Equity (Deficit)**		(18,910,728)
60	**Total Liabilities and Equity (Deficit)**		$9,566,468

Revised 1/1/98

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A
Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days -Related Parties		$1,051	
31-60 Days			
61-90 Days			$0
91+ Days	$63,667,618		
Total accounts receivable/payable	$63,667,618	$1,051	
Allowance for doubtful accounts	$63,667,618		
Accounts receivable (net)	$0		

Schedule B
Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants - Product for resale	
Distribution - Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	
Other - Explain	
TOTAL	$0

Cost of Goods Sold

Inventory Beginning of Month	
Add -	
Net purchase	
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less -	
Inventory End of Month	
Shrinkage	
Personal Use	
Cost of Goods Sold	$0

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes ____ No ____

How often do you take a complete physical inventory?

Weekly ____
Monthly ____
Quarterly ____
Semi-annually ____
Annually ____

Date of last physical inventory was ____________

Date of next physical inventory is ____________

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -
FIFO cost __
LIFO cost __
Lower of cost or market __
Retail method __
Other __
Explain

Revised 1/1/98

Schedule C
Real Property

Description	Cost	Market Value
Total	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -		
Total	$0	$0
Furniture & Fixtures -		
Office Furniture and Fixtures	$54,746	$15,000
(Estimated value)		
Total	$54,746	$15,000
Office Equipment -		
Total	$0	$0
Leasehold Improvements -		
Total	$0	$0
Vehicles -		
Total	$0	$0

Revised 1/1/98

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal					
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local					
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$22,663,435	$22,663,435
Priority claims other than taxes	$24,950	$24,950
Priority tax claims	$5,994	$5,994
General unsecured claims	$4,730,765	TBD

(a) List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank				
Account Type	Wells Fargo			
Account No.	8241			
Account Purpose	Disbursement			
Balance, End of Month	$1,811			
Total Funds on Hand for all Accounts	$1,811			

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended April 2016 *

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases Collected		
2	Cash Received from Sales		
3	Interest Received		
4	Borrowings	$ 1,022,173	1,022,173
5	Funds from Shareholders, Partners, or Other Insiders	$ -	$ -
6	Capital Contributions		
7	Collections on Notes Receivable and misc.	3,597	3,597
8			
9			
10			
11			
12	**Total Cash Receipts**	1,025,770	1,025,770
	Cash Disbursements		
13	Payments for Inventory		
14	Selling		
15	Administrative	23,989	23,989
16	Capital Expenditures		
17	Principal Payments on Debt		
18	Interest Paid		
	Rent/Lease:		
19	Personal Property		
20	Real Property	15,565	15,565
	Amount Paid to Owner(s)/Officer(s)		
21	Salaries		
22	Draws		
23	Commissions/Royalties		
24	Expense Reimbursements		
25	Other		
26	Salaries/Commissions (less employee withholding)		
27	Management Fees		
	Taxes:		
28	Employee Withholding		
29	Employer Payroll Taxes		
30	Real Property Taxes		
31	Other Taxes		
32	Other Cash Outflows:		
33	Professional Fees	-	-
34	US Trustee Filing Fees	650	650
35	Transfers to Blue Earth Tech, Inc. for payroll/professional fees	981,014	981,014
36	Payments on prepetition employee expense reports	2,742	2,742
37			
38	**Total Cash Disbursements:**	1,023,960	1,023,960
39	**Net Increase (Decrease) in Cash**	1,811	1,811
40	**Cash Balance, Beginning of Period**	-	-
41	**Cash Balance, End of Period**	$1,811	$1,811

Revised 1/1/98

Blue Earth, Inc.
Exhibit 1

Prepetition Debt Payments
All amounts are for employee reimbursement of expenses and were authorized by the Court

Name	Date	Amount
Diane Hunt	4/7/2016	$ 201.10
Peter Defazio	3/31/2016	1,357.37
Laird Cagan	3/31/2016	2,126.64
		$ 3,685.11

Transfers to Affiliates and Professional Fees Paid

During the period, a total of $981,014 was transferred by Blue Earth, Inc. to Blue Earth Tech, Inc. and Blue Earth Solar, Inc. Blue Earth Solar, Inc. was transferred approximately $189,000 which was in turn transferred to the Debtors' third-party payroll processor to pay the March 31st payroll. This was necessitated as the Blue Earth Tech, Inc.'s account was temporarily frozen. All subsequent payroll transfers were made to Blue Earth Tech, Inc. In addition, $437,500 was transferred to Blue Earth Tech, Inc. for the payment of the Debtors' professional fees. The professional fee payments are reflected on the monthly operating report of Blue Earth Tech, Inc. The amounts transfered for professional fees consisted of the following:

Name	Date	Amount
Blue Earth Tech, Inc. for Pulchaski, et al.	4/14/2016	$ 312,500.00
Blue Earth Tech, Inc. for Pulchaski, et al.	4/21/2016	62,500.00
Blue Earth Tech, Inc. for Pulchaski, et al.	4/28/2016	62,500.00
		$ 437,500.00